PROSPECTUS | November 28, 2016, as revised September 14, 2017

VIRTUS NEWFLEET DYNAMIC CREDIT ETF

(Ticker: BLHY)

a series of

VIRTUS ETF Trust II

The Virtus Newfleet Dynamic Credit ETF (the “Fund”) is an exchange-traded fund (“ETF”).

Shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”) and trade at market prices.

The market price for the Fund’s shares may be different from its net asset value per share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

RISK/RETURN SUMMARY INFORMATION

INVESTMENT OBJECTIVE

Virtus Newfleet Dynamic Credit ETF (Ticker: BLHY) (the “Fund”) seeks to provide a high level of current income and, secondarily, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Most investors will incur customary brokerage commissions when buying or selling Shares of the Fund, which are not reflected in the table set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.55%
Other Expenses[1]	0.66%
Total Annual Fund Operating Expenses	1.21%
Fee Waivers and/or Expense Reimbursements[2]	0.53%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.68%
(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(2)	The Fund’s investment adviser, Virtus ETF Advisers LLC (the “Adviser”), has entered into an Expense Limitation Agreement to limit the Fund’s total operating expenses (excluding any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a Rule 12b-1 Distribution Plan) so that such expenses do not exceed 0.68% of the Fund’s average daily net assets through at least November 28, 2017. While the Adviser or the Fund may discontinue the Expense Limitation Agreement after the contractual period, it may only be terminated during its term with the approval of the Fund’s Board of Trustees. Pursuant to the Expense Limitation Agreement, the Adviser may recapture operating expenses waived or reimbursed under this arrangement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.68% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels and that the Expense Limitation Agreement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$69	$332

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in

3

higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

PRINCIPAL INVESTMENT STRATEGY

In seeking to achieve the Fund’s investment objective, Newfleet Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), may invest the Fund’s assets in credit investments of any credit quality and maturity without limitation, and currently expects to invest the Fund’s assets primarily in the following types of credit investments: (i) U.S. and non-U.S. high yield corporate bonds (i.e., “junk bonds”), (ii) bank loans, and (iii) U.S. Treasury securities. High yield bonds are those that are rated “below investment grade,” which the Sub-Adviser defines as being rated lower than the four highest ratings categories of a nationally recognized statistical rating organization or, if unrated, determined to be of comparable quality by the Sub-Adviser.

The Sub-Adviser applies a time-tested approach to credit research to seek to capitalize on opportunities across undervalued areas of the credit markets. The Sub-Adviser considers credit research an integral component of its high yield investment process, which emphasizes issue selection, bond sector selection and opportunistic trading. In this regard:

•	The Sub-Adviser evaluates market conditions in the context of broad macroeconomic trends and will typically seek to cause the Fund to invest in those bond sectors that the Sub-Adviser believes provide exposure to well-valued companies whose business profiles (and credit measures) are expected to improve.
•	The Sub-Adviser principally selects securities from a broad universe of domestic high yield corporate bonds using a bottom-up, fundamental research-driven process. The Sub-Adviser also selects floating rate bank loans for the Fund’s portfolio. Although the Fund will primarily invest in the securities of U.S. issuers, the Fund may also invest in securities of foreign issuers, including those in emerging markets countries (i.e., those that are in the early stages of their economic development) or in countries experiencing economic uncertainty.

The Fund is an actively managed exchange-traded fund (“ETF”) and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit investments, and in derivatives and other instruments that have economic characteristics similar to such investments. Credit investments include corporate and sovereign bonds, including U.S. Treasury securities; loans (including, without limitation, through loan participations and assignments); and securitized instruments (including, without limitation, mortgage-backed securities and other securities backed by pools of assets such as mortgages or other receivables). The Fund may also seek to implement its investment strategy through (i) investments in U.S. listed ETFs that are substantially invested in any of the foregoing credit investments, and (ii) investments in futures contracts, including interest rate futures and U.S. treasury futures.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

No Assurance of Active Trading Market. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. Further, market makers (other than lead market makers) have no obligation to make markets in the Fund’s shares and may discontinue doing so at any time without notice. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may ultimately liquidate.

4

Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable to process creation and/or redemption orders and no other Authorized Participant is able to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade like closed-end fund shares at a discount to NAV and possibly face delisting.

Loan Risk. The risks that, in addition to the risks typically associated with fixed income securities, loans in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. In addition, loans held by the Fund may not be considered “securities” under the federal securities laws and therefore the Fund may not receive the same investor protections with respect to such investments that are available to purchasers of investments that are considered “securities” under the federal securities laws.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Risks of Countries Experiencing Economic Uncertainty. Issuers in countries experiencing economic uncertainty, which includes countries subject to sanctions or experiencing ongoing political tension, market turmoil or other conditions that could potentially have an adverse impact on the country’s economy may experience a reduced ability to repay debt, and investments in such issuers may reduce the value of the Fund’s investments.

Emerging Markets Risk. Investments in emerging markets are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some emerging market countries.

Exchange Traded Funds Risk. The Fund may invest in actively managed or index-based ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such ETFs’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase). Investments in ETFs are also subject to the following additional risks:

•	Expenses. To the extent the Fund invests in ETFs, your cost of investing in that Fund will generally be higher than the cost of investing directly in ETFs, because you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the Fund’s investments in ETFs could affect the timing, amount, and character of the Fund’s distributions and therefore may increase the amount of your tax liability.
•	Investment Limitation. Under the Investment Company Act of 1940 Act, as amended (“1940 Act”), the Fund may not acquire shares of an ETF if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s total outstanding shares unless (i) the ETF or the Fund has
5

received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers optimal, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers optimal.

•	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a premium (creating the risk that the Fund pays more than NAV for shares of an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETF shares it holds, and that the Fund receives less than NAV when selling shares of an ETF).
•	Sampling Risk. Index-based ETFs may utilize a representative sampling approach to track their respective underlying indices. ETFs that utilize a representative sampling approach are subject to an increased risk of tracking error (and thus may not track the performance of their underlying indices as well as they would have if all of the securities in the underlying indices were held) because the securities selected for the ETF in the aggregate may vary from the investment profile of its underlying index. Additionally, if using a representative sampling approach, an ETF will typically hold a smaller number of securities than its underlying index, and as a result, an adverse development to an issuer of securities that the ETF holds could result in a greater decline in NAV than would be the case if the ETF held all of the securities in its underlying index.
•	Tracking Risk. Index-based ETFs may not be able to replicate exactly the performance of the indices they seek to track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, index-based ETFs may incur expenses not incurred by their applicable indices. Certain securities comprising the indices may, from time to time, temporarily be unavailable, which may further impede an ETF’s ability to track its applicable index or match its performance.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.

Fixed Income Securities Risks. Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, liquidity risk, maturity risk and prepayment risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•	Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of their issuers. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.
•	Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally, when interest rates rise, the value of the Fund’s fixed income investments is expected to decline. Additionally, changes in market interest rates of fixed income investments may affect the spread between the long-term interest rates and short-term interest rates, which could affect the prices of the fixed income investments held by the Fund differently.
•	Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).
6

•	Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.
•	Prepayment Risk. This is the risk that the issuers of fixed income investments owned by the Fund will prepay them at a time when interest rates have declined. Because interest rates have declined, the Fund may have to reinvest the proceeds in fixed income investments with lower interest rates, which can reduce the Fund’s returns.

Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of Shares on the Exchange or any other exchange on which Shares are traded. It cannot be predicted whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund trading individually or in the aggregate at any point in time. The market prices of Shares may deviate significantly from the NAV of the Shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that Shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions and/or market volatility may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Additionally, to the extent that the underlying securities of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale security pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Foreign Securities Risk. Investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Futures Contracts Risk.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  An interest rate future is a futures contract with an interest-bearing instrument as the underlying asset, such as a U.S. Treasury Bond or U.S. Treasury Note. The Fund will be required to deposit with its custodian in a segregated account cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin,” in an amount required for the particular futures contract as set by the exchange on which the contract is traded.  This margin amount may be significantly modified from time to time by the exchange during the term of the contract.  If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. The Fund will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions, which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.

7

Income Risk. The income that shareholders receive from the Fund is based primarily on the interest it earns from the Fund’s investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s bond holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Loan Participation and Assignment Risk.  The Fund may invest in bank loans through loan participations and assignments. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of a borrower’s principal and interest payments. Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender. The principal risk associated with acquiring loan participation interests and assignments is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests or assignments and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

Management Risk. Because the Fund is actively managed, an investment in the Fund is subject to the risk that the investment process, techniques and risk analyses applied by the Sub-Adviser will not produce the desired results, and that the Fund’s investments may underperform the market or applicable benchmarks. The net asset value (“NAV”) of the Fund’s Shares changes daily based on the performance of the securities and other instruments in which it invests. Different types of securities and other instruments tend to shift into and out of favor with investors depending on market and economic conditions. There is no guarantee that the Sub-Adviser’s judgments about the attractiveness or value of, or potential income from, particular investments will be correct or produce the desired results. If the Sub-Adviser fails to accurately judge potential investments, the Fund’s share price may be adversely affected.

Market Risk. Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Sub-Adviser’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services and general equity market conditions. In a declining market, prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. During a “flash crash,” the market prices of the Fund’s Shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the Fund. Flash crashes may cause Authorized Participants and other market makers to limit or cease trading in the Fund’s Shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.

Mortgage-Backed and Asset-Backed Securities Risks. Mortgage-backed and asset-backed securities are subject to the general fixed income risks described above. Mortgage-backed and asset-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises. Mortgage-backed

8

and asset-backed securities issued by participants in housing and commercial real estate finance, as well as asset-backed markets generally, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. In addition, mortgage-backed and asset-backed securities are subject to risks of the effects of possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize these securities, any of which may create uncertainty or have other negative effects on the value of these investments.

Sovereign Debt Risk. In addition to the risks of investing in foreign securities and debt securities, investments in bonds issued by foreign governments involve the risk of repayment. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. In the past, some governmental debtors have been able to reschedule or restructure their debt payments, or declare moratoria on payments, without approval of debt holders.

PERFORMANCE INFORMATION

The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year.

MANAGEMENT OF THE FUND

Virtus ETF Advisers LLC (the “Adviser”) is the Fund’s investment adviser. Virtus ETF Trust II (the “Trust”) and the Adviser have engaged Newfleet Asset Management, LLC (the “Sub-Adviser”), an affiliate of the Adviser, as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations: David L. Albrycht, CFA, President and Chief Investment Officer of the Sub-Adviser; Francesco Ossino, Senior Managing Director – Fixed Income Research of the Sub-Adviser; and Jonathan R. Stanley, CFA, Managing Director – Fixed Income Research of the Sub-Adviser.

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund issues and redeems Shares on a continuous basis, at NAV, only in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed, principally in-kind for securities included in the Fund, only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire Shares on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed as ordinary income when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or the Sub-Adviser may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

ADDITIONAL INFORMATION REGARDING THE FUND’S INVESTMENT OBJECTIVE, STRATEGY AND RISKS

Additional Information Regarding the Fund’s Objective. The investment objective of the Fund may be changed by the Board without shareholder approval upon 60 days’ notice to the shareholders. Additionally, the Fund’s 80% investment policy may be changed without shareholder approval upon 60 days’ notice to shareholders.

Additional Information Regarding the Fund’s Investments. To the extent that the Fund is not invested in the instruments described above, the Fund may invest in other securities that the Fund believes will help it achieve its investment objective or strategies, including cash and cash equivalents, such as money market instruments.

Additional Information Regarding Leverage. Because certain derivatives involve leverage, that is, the amount invested may be less than the full economic exposure of the derivative instrument and the Fund could lose more than the amount invested, federal securities laws, regulations and guidance may require the Fund to segregate assets or to otherwise hold instruments that offset the Fund’s current obligations under the derivative instrument. This process is known as “cover.” The Fund will not enter into any derivative transaction unless it can comply with SEC guidance regarding cover, and, if SEC guidance so requires, the Fund will segregate cash or liquid assets with a value at least sufficient to cover its current obligations under the derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of the Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The leverage involved in certain derivative transactions may result in the Fund’s net asset value being more sensitive to changes in the value of the related investment. To the extent the Fund enters into derivatives transactions, the Fund will “cover” its obligations in accordance with applicable SEC guidance.

Additional Information Regarding the Fund’s Investment Risks. In addition to the Fund’s principal investment risks, an investment in the Fund is also subject to the following risks:

Redeeming Risk. Shares in the Fund may be redeemed only in Creation Units. Shares may not be redeemed in fractional Creation Units. Only Authorized Participants are authorized to transact in Creation Units with the Fund. All other persons or entities transacting in Shares must do so in the secondary market.

Early Closing Risk. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

Temporary Defensive Positions. In certain adverse market, economic, political or other conditions, the Fund may temporarily depart from its normal investment policies and strategy, provided that the alternative is consistent with the Fund’s investment objective and is in the best interest of the Fund. At such times, the Fund may invest in cash or cash equivalents, such as money market instruments, and to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Fund may invest up to 100% of its assets in these investments and may do so for extended periods of time. To the extent that the Fund invests in money market instruments or other investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings. The Fund’s portfolio holdings will be disclosed on the Fund’s website (www.virtusetfs.com) daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Fund’s investment adviser is Virtus ETF Advisers LLC, located at 1540 Broadway, New York, NY 10036. The Adviser was organized as a Delaware limited liability company in August 2013 and, since April 2015, has been a

10

majority-owned subsidiary of Virtus Partners, Inc., a wholly owned subsidiary of Virtus Investment Partners, Inc. (Ticker: VRTS) (together with its affiliates, “Virtus”). Virtus is a public company that operates a multi-manager asset management business and has substantial experience in the investment management and investment company industries. As of June 30, 2017, on a collective basis, Virtus-affiliated registered investment advisers manage $88.6 billion in assets.

The Adviser has served as the Fund’s investment adviser since the inception of the Fund’s operations pursuant to an investment advisory agreement with the Trust on behalf of the Fund. The Adviser has engaged the Sub-Adviser to manage the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Adviser and the Board. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records.

Adviser Compensation. The Adviser is entitled to receive a monthly advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. The Adviser has not been paid any advisory fees as of the date of this Prospectus.

Expense Limitation Agreement. The Adviser has entered into an Expense Limitation Agreement to limit the Fund’s total operating expenses (excluding any front-end or contingent deferred loads, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation) or acquired fund fees, and expenses, if any, payable pursuant to a Rule 12b-1 Distribution Plan) so that such expenses do not exceed 0.68% of the Fund’s average daily net assets through at least November 28, 2017. While the Adviser or the Fund may discontinue the Expense Limitation Agreement after the contractual period, it may only be terminated during its term with the approval of the Board. Pursuant to the Expense Limitation Agreement, the Adviser may recapture operating expenses waived or reimbursed under this arrangement for a period of three years following the date on which such waiver or reimbursement occurred; provided that such recapture may not cause the Fund’s total operating expenses to exceed 0.68% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the Fund and the Adviser may otherwise agree).

INVESTMENT SUB-ADVISER

The Fund’s sub-adviser is Newfleet Asset Management, LLC, located at 100 Pearl Street, Hartford, Connecticut 06103. The Sub-Adviser has served in that capacity since the commencement of the Fund’s operations pursuant to a sub-advisory contract (the “Sub-Advisory Agreement”) with the Adviser and the Trust, on behalf of the Fund, as approved by the Board. The Sub-Adviser makes day-to-day investment decisions for the Fund and selects broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board.

The Sub-Adviser is an indirect, wholly owned subsidiary of Virtus and has been providing investment advisory services since 1989. In addition to the Fund, the Sub-Adviser acts as sub-adviser to mutual funds and as adviser to institutions and individuals. As of September 30, 2016, the Sub-Adviser had approximately $11.9 billion in assets under management.

Sub-Adviser Compensation. As full compensation for its services to the Fund, the Sub-Adviser receives monthly compensation at the annual rate of 50% of the Adviser’s advisory fee. However, the Sub-Adviser has also contractually agreed in the Sub-Advisory Agreement that the Sub-Adviser will waive its advisory fee or reimburse the Adviser in an amount equal to 50% of the Adviser’s waivers and expenditures under the Expense Limitation Agreement. The Sub-Adviser is also entitled to recapture 50% of the fees waived and expenses reimbursed to the Adviser under the Expense Limitation Agreement. The Sub-Adviser has not been paid any advisory fees as of the date of this Prospectus.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreement and investment sub-advisory agreement for the Fund will be available in the Fund’s first semi-annual report. You may obtain a copy of the Fund’s annual and semi-annual reports, without charge, upon request to the Fund.

11

PORTFOLIO MANAGERS

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and has served in such position since the inception of the Fund’s operations:

•	David L. Albrycht, CFA, President and Chief Investment Officer of the Sub-Adviser

Prior to joining the Sub-Adviser in 2011, Mr. Albrycht was executive managing director and senior portfolio manager of Goodwin Capital Advisers, Inc. (“Goodwin”), a former investment subsidiary of Virtus Investment Partners. He has been a portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, the Virtus Multi-Sector Intermediate Bond Fund since 1994, the Virtus Senior Floating Rate Fund since 2008, the AdvisorShares Newfleet Multi-Sector Income ETF since 2013 and the Virtus Newfleet Multi-Sector Unconstrained Bond ETF (NYSE: NFLT) since 2015. Mr. Albrycht also manages several variable investment options and is co-manager of the Virtus Total Return Fund and the Virtus Global Multi-Sector Income Fund, both closed-end funds.

•	Jonathan R, Stanley, CFA, Managing Director – Fixed Income Research of the Sub-Adviser

Prior to joining the Sub-Adviser in 2011, Mr. Stanley was on the fixed income team at Goodwin. At Newfleet, he continues in the same role that he held at Goodwin, a sector manager for high yield credit, responsible for restaurants and the retail industry. He is also co-portfolio manager of the Virtus High Yield Fund, the Virtus Strategic Income Fund, the AdvisorShares Newfleet Multi-Sector Income ETF and the Virtus Newfleet Multi-Sector Unconstrained Bond ETF (NYSE: NFLT). Mr. Stanley joined Goodwin in 1997 and served in various capacities, including as an analyst on the emerging markets team. Mr. Stanley left the firm in 2001 to pursue other career opportunities. Mr. Stanley rejoined Goodwin in 2006 as a member of the corporate credit research group and assumed responsibilities for the management of the high-yield sector in 2008.

•	Francesco Ossino, Senior Managing Director – Fixed Income Research of the Sub-Adviser

Prior to joining the Sub-Adviser in 2012, Mr. Ossino was a portfolio manager at Harford Investment Management Company (2004-2011) and Hartford Funds subadviser Wellington Management (2012), where he managed mutual funds focused on bank loans and a commingled bank loan portfolio for institutional investors. At Newfleet, Mr. Ossino is the sector head of the bank loan asset class and serves as a portfolio manager of Newfleet’s Floating Rate Bank Loan, High Yield, Strategic Income and Flexible Credit Strategies. Additionally, Mr. Ossino is responsible for the structuring and management of Newfleet’s CLO platform.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of the Fund is available in the Fund’s Statement of Additional Information (“SAI”).

Board of Trustees

The Fund is a diversified series of the Trust, which is an open-end management investment company organized as a Delaware statutory trust on July 14, 2015. The Board supervises the operations of the Trust and the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Operational Administrator

Virtus ETF Solutions LLC (the “Administrator”), located at 1540 Broadway, New York, NY 10036, serves as the Fund’s operational administrator. The Administrator supervises the overall administration of the Trust and the Fund including, among other responsibilities, the coordination and day-to-day oversight of the Fund’s operations, the service providers’ communications with the Fund and each other, and assistance with Trust, Board and contractual matters related to the Fund and other series of the Trust. The Administrator also provides persons satisfactory to the Board to serve as officers of the Trust.

12

accounting services administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”), located at One Wall Street, New York, NY 10286, directly and through its subsidiary companies, provides necessary administrative, accounting, tax and financial reporting for the maintenance and operations of the Trust as the Fund’s accounting services administrator. BNY Mellon also serves as the custodian for the Fund’s assets, and serves as transfer agent and dividend paying agent for the Fund.

Distributor

ETF Distributors LLC (the “Distributor”), located at 1540 Broadway, New York, NY 10036, serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Independent Registered Public Accounting Firm

BBD, LLP, located at 1835 Market St, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and the Fund.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, PA 19103, serves as counsel to the Trust and the Independent Trustees.

Expenses of the Fund

The Fund pays all expenses not assumed by the Adviser. General Trust expenses that are allocated among and charged to the assets of the Fund and other series of the Trust are done so on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund and other series of the Trust or the nature of the services performed and relative applicability to the Fund and other series of the Trust.

INVESTING IN THE FUND

DISTRIBUTION AND SERVICE PLAN

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the respective Fund’s assets, and over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares for the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) accrue daily and are included in the Fund’s total liabilities. The NAV that is published is rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV is calculated to five decimal places.

13

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Board. In determining the value of the Fund’s assets, equity securities are generally valued at market using quotations from the primary market in which they are traded. Debt securities (other than short-term investments) are valued on the basis of broker quotes or valuations provided by a pricing service, which in determining value utilizes information regarding recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining the NAV. The Fund normally uses third party pricing services to obtain market quotations.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Board. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that security over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Board, the Adviser consults with BNY Mellon and the Sub-Adviser on a regular basis regarding the need for fair value pricing. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, you may receive more or less proceeds or Shares from redemptions or purchases of Fund Shares, respectively, than you would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures and the prices used to determine the Fund’s Indicative Intra-Day Value (“IIV”), which could result in the market prices for Shares deviating from NAV. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Board monitors and evaluates the Fund’s use of fair value pricing, and periodically reviews the results of any fair valuation under the Trust’s policies.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

The NAV is determined as of the close of regular trading on the Exchange, normally 4:00 p.m. Eastern time, on each day that the Exchange is open for business. Currently, the Exchange is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

INDICATIVE INTRA-DAY VALUE

The approximate value of the Fund’s investments on a per-Share basis, the Indicative Intra-Day Value, or IIV, is disseminated by the Exchange every 15 seconds during hours of trading on the Exchange The IIV should not be viewed as a “real-time” update of NAV because the IIV may not be calculated in the same manner as NAV, which is computed once per day.

The IIV for the Fund is calculated during hours of trading on the Exchange by dividing the “Estimated Fund Value” as of the time of the calculation by the total number of outstanding Shares of that Fund. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio, the estimated amount of accrued interest owed to the Fund and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of the

14

Fund’s liabilities. The IIV will be calculated based on the same portfolio holdings disclosed on the Fund’s website at www.virtusetfs.com.

Although the Trust provides information used to calculate the IIV, the Trust is not involved in the actual calculation of the IIV and is not responsible for the calculation or dissemination of the IIV. The Trust makes no warranty as to the accuracy of the IIV.

PREMIUM/DISCOUNT INFORMATION

Information regarding the extent and frequency with which market prices of Shares have tracked the Fund’s NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year will be available without charge on the Fund’s website.

FREQUENT TRADING

The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that, unlike traditional mutual funds, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants, and that the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs (and the Fund may impose higher transaction fees to offset these increased costs), which could negatively impact the Fund’s ability to achieve its investment objective.

However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also imposes transaction fees on purchases and redemptions of Creation Units that are designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of Creation Units. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. The Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.

The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in the Fund’s Shares. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to the Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.

DISTRIBUTIONS

The Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to shareholders. The Fund expects to distribute substantially all of its net investment income monthly and its net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. Distributions may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

15

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Federal Income Taxes

FUND DISTRIBUTIONS

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

SALE OF FUND SHARES

A sale or exchange of Fund Shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Currently, any capital gain or loss realized upon a sale of Fund Shares generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

TAX TREATMENT OF FUND SHAREHOLDERS

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Fund distributions and gains from the sale or exchange of your Fund Shares generally are subject to state and local taxes.

Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

16

WITHHOLDING

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your Shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

CREATION UNITS

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units (plus any cash received by the Authorized Participant as part of the issue) at the time of purchase and the exchanger’s aggregate basis in the securities surrendered. A person who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units (plus any cash received by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash paid by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

This discussion of “Federal Income Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund. For additional information, see the “Taxation” section of the Statement of Additional Information.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains a website for the Fund at www.virtusetfs.com. The website for the Fund contains the following information, on a per-Share basis, for the Fund: (i) the prior Business Day’s NAV; (ii) the reported midpoint of the bid-ask spread at the time of NAV calculation (the “Bid-Ask Price”); (iii) a calculation of the premium or discount of the Bid-Ask Price against such NAV; and (iv) data in chart format displaying the frequency distribution of discounts and premiums of the Bid-Ask Price against the NAV, within appropriate ranges, for each of the four previous calendar quarters (or for the life of the Fund if, shorter). In addition, on each Business Day, before the commencement of trading in Shares on the Exchange, the Trust will disclose on the Fund’s website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the calculation of NAV at the end of the Business Day.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

OTHER INFORMATION

The Fund is not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

17

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of Shares by other registered investment companies and companies relying on exemption from registration as investment companies under Section 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond those limitations.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

18

ADDITIONAL INFORMATION

If you would like more information about the Trust, the Fund or the Shares, the following documents are available free upon request:

Annual and Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. Once available, you will find in the Fund’s annual report a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the prior fiscal year.

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports and the SAI are available free upon request by calling the Adviser at (888) 383-0553. You can also access and download the annual and semi-annual reports and the SAI without charge at the Fund’s website: www.virtusetfs.com.

To obtain other information and for shareholder inquiries:

By telephone:	(888) 383-0553

By mail:	Virtus Newfleet Dynamic Credit ETF
Virtus ETF Trust II
1540 Broadway, 16th Floor
New York, NY 10036

On the Internet:	SEC Edgar database: http://www.sec.gov; or www.virtusetfs.com

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as “householding”, is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that householding be eliminated from all your required mailings.

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

No person is authorized to give any information or to make any representations about the Fund or its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation dealers have to deliver a Prospectus when acting as underwriters.

Virtus ETF Trust II: Investment Company Act file number 811-23078

19